SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

NexPoint Credit Strategies Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NEXPOINT CREDIT STRATEGIES FUND

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

April 28, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of NexPoint Credit Strategies Fund (the “Fund”) to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 3, 2016, at 8:00 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ James Dondero
James Dondero President and Principal Executive Officer

NEXPOINT CREDIT STRATEGIES FUND

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 3, 2016

The Annual Meeting of Shareholders of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), will be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 3, 2016, at 8:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect each of Bryan A. Ward and Ethan Powell as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2019 Annual Meeting or until his successor is duly elected and qualified (“Proposal 1”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Trustees recommends a vote for Proposal 1. The close of business on April 22, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call 1-866-351-4440 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 3, 2016: Copies of these proxy materials, including the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at www.proxyonline.com/docs/nexpointcsf2016.pdf.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Dustin Norris
Dustin Norris Secretary

April 28, 2016

Dallas, Texas

NEXPOINT CREDIT STRATEGIES FUND

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 3, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 3, 2016, at 8:00 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 28, 2016. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (“NexPoint” or the “Adviser”), with its principal office at 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser and the administrator to the Fund. The Fund’s principal executive office is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 28, 2016. The Board of Trustees (the “Board”) has fixed the close of business on April 22, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 15,974,988 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominees listed in Proposal 1, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Trustees referred to in this Proxy Statement and the Notice of Annual Meeting. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have the effect of a vote against each nominee.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at www.proxyonline.com/docs/nexpointcsf2016.pdf. The Fund has engaged AST Fund Solutions at 48 Wall Street, 21st Floor, New York, NY 10005 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an approximate cost of $10,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

The Fund’s Board is currently composed of five Trustees, four of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The remaining Trustee, Mr. Powell, is currently treated as an “interested person” of the Fund (an “Interested Trustee”). Mr. Powell is treated as an Interested Trustee because of his previous positions with affiliates of the Adviser and his ongoing provision of consulting services to affiliates of the Adviser. At the Annual Meeting, the holders of the Fund’s Common Shares are being asked to re-elect Bryan A. Ward and Ethan Powell as Class I Trustees of the Fund, to serve for a three-year term until the 2019 annual meeting of shareholders or until his respective successor is duly elected and qualified. Messrs. Ward and Powell are currently serving as Class I Trustees of the Fund and have agreed to continue to serve as Class I Trustees, if re-elected. If Messrs. Ward and Powell are not available for reelection at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Ethan Powell and Bryan A. Ward are currently serving as Class I Trustees. Mr. Powell was last elected to serve a three year term at a special joint meeting of shareholders of Highland Funds I (“HFI”) on behalf of each of its separate investment series, Highland Funds II (“HFII”) on behalf of each of its separate investment series, and the Fund (the “Joint Meeting of Shareholders”) held on December 6, 2013. Mr. Ward was last elected to serve a three year term at the Fund’s annual meeting of shareholders held on June 7, 2013. Dr. Bob Froehlich and Timothy K. Hui are currently serving as Class II Trustees. Dr. Froehlich and Mr. Hui were last elected to serve until the 2017 annual meeting of the shareholders at the annual meeting of shareholders held on June 6, 2014. John Honis is currently serving as a Class III Trustee and was last elected to serve until the 2018 annual meeting of shareholders at the annual meeting of shareholders held on June 5, 2015. Messrs. Ward and Powell will continue to serve as Class I Trustees if re-elected at the Annual Meeting. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings. Mr. Powell attended the Fund’s annual meeting of shareholders held on June 6, 2015.

Vote Required for Election of Trustees

For a Class I Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against each nominee.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES.

Qualifications and Additional Information about each Nominee for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as each nominee’s and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of each nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. Each nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Class I Independent Trustee Nominee
Bryan A. Ward (2/4/1955)	Trustee Nominee, Chairman of the Audit Committee	3 year term (expiring at 2016 annual meeting). Trustee since inception in May 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Class I Interested Trustee Nominee
Ethan Powell[4] (6/20/1975)	Trustee Nominee; Chairman of the Board	3 year term (expiring at 2016 annual meeting) for the Trust. Trustee since December 2013. Chairman of the Board since December 2013. Executive Vice President from June 2012 until December 2015. Secretary from November 2010 until May 2015.

President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015. President of Impact Shares Corporation from January 1, 2016 to present.

				22	None	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Class II Continuing Independent Trustee
Timothy K. Hui (6/13/1948)	Trustee	3 year term (expiring at 2017 annual meeting). Trustee since inception in May 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Class II Continuing Independent Trustee
Dr. Bob Froehlich (4/28/1953)	Trustee	3 year term (expiring at 2017 annual meeting). Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22

Trustee of ARC Realty Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Class III Continuing Independent Trustee
John Honis[5] (6/16/1958)	Trustee	3 year term (expiring at 2018 annual meeting). Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	22	None.	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]	The address for each nominee and Trustee is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
[2]	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board has adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
[3]	The “Fund Complex” consists of the Fund, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Distressed Strategies Fund, NexPoint Energy Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
[4]	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the U.S. Securities and Exchange Commission (the “SEC”) might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).
[5]	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Fund. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of December 31, 2015, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $2.4 million from another affiliate of the Adviser. Mr. Honis also serves as a director for a portfolio company affiliated with the Adviser. During the Fund’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his service as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Fund.

Information about the Fund’s Executive Officers

Set forth below are the names and certain information regarding the Fund’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name and Date of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
James Dondero (6/29/1962)	President and Principal Executive Officer	Indefinite Term; President since May 2015

President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); and Portfolio Manager of Highland Opportunistic Credit Fund (series of HFI)

Brian Mitts (8/26/1970)	Executive Vice President, Principal Accounting Officer and Principal Financial Officer	Indefinite Term; Executive Vice President since December 2015; Principal Accounting Officer and Principal Financial Officer since May 2015; Treasurer from November 2010 until May 2015

Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015

Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015.

Name and Date of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since December 2015

Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

[1]	The address for each officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[2] Owned in All Registered Investment Companies Overseen by Trustee in the Fund Complex[3]

Independent Trustees
Timothy K. Hui	$1-$10,000	$50,001-$100,000
Dr. Bob Froehlich	None	Over $100,000
Bryan A. Ward	None	None
John Honis	Over $100,000	Over $100,000

Interested Trustee
Ethan Powell[4]	Over $100,000	Over $100,000

[1]	Based on market value as of December 31, 2015.
[2]	Based on market value as of December 31, 2015.
[3]	The “Fund Complex” consists of the Fund, each series of HFI, each series of HFII and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
[4]	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure at such affiliated adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Value of Securities[2]	Percentage of the Fund
Independent Trustees
Common Shares	Timothy K. Hui	151 shares	$3,086.44	0.000945%
Common Shares	Dr. Bob Froehlich	None	None	None
Common Shares	Bryan A. Ward	None	None	None
Common Shares	John Honis	9,454 shares	$193,239.54[3]	0.059180%
Interested Trustee
Common Shares	Ethan Powell[4]	6,156 shares	$125,834.10	0.038535%
Executive Officer
Common Shares	Brian Mitts[5]	2,940 shares	$60,101.80[5]	0.018403%
Common Shares	James Dondero[6]	2,358,641 shares	$48,210,623.68	14.764587%
Common Shares	Frank Waterhouse	260 shares	$5,316.08	0.001627%
Common Shares	Dustin Norris	602 shares	$12,304.88	0.003768%

[1]	As of December 31, 2015. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.
[2]	Based on market value as of December 31, 2015.
[3]	Mr. Honis’ beneficial ownership of these shares is based on ownership through a retirement plan and includes the value of severance and/or deferred compensation payments that are determined as if the amounts had been invested, as of the date awarded, in shares of the Fund.
[4]	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation.
[5]	Mr. Mitts’ beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan and includes the value of deferred compensation payments that are determined as if the amounts had been invested, as of the date awarded, in shares of the Fund.
[6]	Mr. Dondero controls NexPoint Advisors GP, LLC, which is the general partner of the Adviser. Through his control of NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over the shares of the Common Stock directly owned by the Adviser.

As of December 31, 2015, the Trustees and officers of the Fund as a group owned 14.88% of the Fund’s outstanding Common Shares, including shares of the Common Stock directly owned by the Advisor over which Mr. Dondero controls through his control of NexPoint Advisors GP, LLC, the general partner of the Advisor.

As of December 31, 2015, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board currently consists of five Trustees, four of whom are Independent Trustees. The remaining Trustee, Mr. Powell, is currently treated as an “interested person” of the Fund (an “Interested Trustee”). Mr. Powell is treated as an Interested Trustee because of his previous positions with affiliates of the Adviser and his ongoing provision of consulting services to affiliates of the Adviser. Mr. Powell also serves as Chairman of the Board. The Board believes that it is in the best interests of the Fund for Mr. Powell to lead the Board because of his familiarity with the Fund Complex and his broad experience in the investment industry and with the day-to-day management and operation of other investment funds. The Trustees meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ended December 31, 2015, the Board convened eleven times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served during the periods that he served.

The Board does not have a lead Independent Trustee. As noted below, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to the Interested Trustee and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s previous positions with affiliates of the Adviser and his ongoing provision of consulting services to affiliates of the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser, both of which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee also meets regularly with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

The Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Fund’s Audit Committee is responsible for (1) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications and independence, and the performance of the Fund’s internal audit function and independent registered public accounting firm. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. All members of the Fund’s Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at http://nexpointadvisors.com/fund (Literature tab). The Audit Committee met five times during the fiscal year ended December 31, 2015.

The Audit Committee is comprised of Messrs. Froehlich, Hui and Ward. The Fund’s Board has determined that Mr. Ward is an “audit committee financial expert,” for purposes of the federal securities laws. Mr. Ward also acts as the Chairman of the Audit Committee.

The Governance Committee. The members of the Governance Committee are Messrs. Froehlich, Hui and Ward, each of whom is an Independent Trustee. The Fund’s Governance Committee is responsible for overseeing and making recommendations to the full Board or the Independent Trustees, as applicable, with respect to governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. A majority of the Governance Committee (other than the Trustee being evaluated) may, with or without cause, vote to terminate a Trustee’s service. A current copy of the Fund’s Governance Committee Charter is available on the Fund’s website at http://nexpointadvisors.com/fund (Literature tab). The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Fund, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee.

The Governance Committee Charter describes the factors considered by the Governance Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Governance Committee takes into consideration factors listed in the Governance Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board.

The Governance Committee may take the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Governance Committee generally considers the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees’ attributes.

The Governance Committee met two times during the fiscal year ended December 31, 2015.

The Litigation Committee. The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met seven times during the fiscal year ended December 31, 2015.

The Litigation Committee is currently comprised of Messrs. Froehlich, Hui and Ward. Mr. Hui acts as the Chairman of the Litigation Committee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The QLCC is currently comprised of Messrs. Froehlich, Hui and Ward. The QLCC did not meet during the fiscal year ended December 31, 2015. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Fund does not have a Compensation Committee. The Board as a whole considers matters relating to the compensation of the Independent Trustees, and periodically reviews such fees to ensure that the fees continue to be appropriate in light of the responsibilities of the Independent Trustees. The Fund does not directly compensate any individuals other than the Independent Trustees.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Each Independent Trustee of the Fund receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. Independent Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Fund Complex to the Trustees for services rendered in the fiscal year ended December 31, 2015.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1]
Independent Trustees
Timothy K. Hui	$15,622.00	$0	$0	$150,000
Bryan A. Ward	$15,622.00	$0	$0	$150,000
Terrence O. Jones[2]	$11,937.00	$0	$0	$104,756
Dr. Bob Froehlich	$15,622.00	$0	$0	$150,000
John Honis[3]	$8,518.00	$0	$0	$100,000
Interested Trustee
Ethan Powell[4]	$541	$0	$0	$6,522

[1]	The “Fund Complex” consists of the Fund, each series of HFI, each series of HFII and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
[2]	Effective September 23, 2015, Mr. Jones resigned as a Trustee of the Fund.
[3]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Fund.
[4]	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of April 22, 2016:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Morgan Stanley P.O. Box 703 New York, NY 10014-0705	2,842,336 shares	17.80%
Common Shares	First Clearing, LLC P.O. Box 5268 Sioux Falls, SD 57117	2,461,335 shares	15.41%
Common Shares	Jefferies LLC 520 Madison Avenue New York, NY 10022	1,430,718 shares	8.96%
Common Shares	BNY Mellon 525 William Penn Place, Suite 0400 Pittsburgh, PA 15259	1,259,180 shares	7.88%
Common Shares	Convergex Execution Solutions LLC 3501 Quadrangle Boulevard Orlando, FL 32817	939,675 shares	5.88%
Common Shares	State Street Bank & Trust Company Attn. Proxy Services JAB5 East 1776 Heritage Drive North Quincy, MA 02171	877,602 shares	5.50%

*	Each owner owned shares as a nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 3 and 4, 2015, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of the Independent Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of PwC will not be present at the Annual Meeting. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2015, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining PwC’s independence.

	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2015
Audit Fees paid by Fund	$266,000	$275,000
Audit-Related Fees paid by Fund[1]	$8,500	$8,500
Tax Fees paid by Fund[2]	$10,400	$10,820
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$455,500	$412,000

[1]	The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Committee reviewed the audited financial statements in the Annual Report dated December 31, 2015 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee has considered and discussed the above described December 31, 2015 audited financial statements with management and with PwC. The Committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC its independence of the Fund.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee’s Charter, the Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2015 and filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Timothy K. Hui, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2017 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 29, 2016 for inclusion in the Fund’s proxy statement and proxy card relating to the 2016 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2017 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 14, 2017, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at 1-866-351-4440.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S ANNUAL REPORT DATED DECEMBER 31, 2015 AND SEMI-ANNUAL REPORT DATED JUNE 30, 2015 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE 1-866-351-4440.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

April 28, 2016

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in
the postage paid envelope provided
2. ONLINE at proxyonline.com using your
proxy control number found below
3. By PHONE when you dial toll-free 1-888-
227-9349 to reach an automated touchtone
voting line
4. By PHONE with a live operator when you
call toll-free 1-866-796-6899 Monday through
Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER 12345678910
NEXPOINT CREDIT STRATEGIES FUND
ANNUAL MEETING OF SHAREHOLDERS – JUNE 3, 2016
The undersigned holder of shares of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints
Brian Mitts and Dustin Norris, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, TX 75201, on June 3, 2016, at 8:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.
The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.
THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-6899. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the 2016 Annual Report are available at: www.proxyonline.com/docs/nexpointcsf2016.pdf
PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

NEXPOINT CREDIT STRATEGIES FUND
PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE BELOW PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •
FOR IWITHHOLD
1. To elect Class I Trustees of the Fund, to serve for a three-year term expiring at the 2019 Annual Meeting or until his successor is duly elected and qualified.
1a. Bryan A. Ward
1b. Ethan Powell
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
Address Changes/Comments:
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]